UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 30, 2006

Date of Report (Date of earliest event reported)
ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1870 THE EXCHANGE, SUITE 200
ATLANTA, GEORGIA
30339

(Address of Principal Executive Offices) (Zip Code)
(800) 497-7659

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Copies of the amendments to the Credit Agreements are filed as Exhibit 10.1 and Exhibit 10.2 hereto. The foregoing description of the amendments to the Credit Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of such amendments, which is incorporated by reference herein .
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2

Item 1.01 Entry into a Material Definitive Agreement
     On October 30, 2006, the Company amended (1) its first lien senior secured credit facility with certain lenders; Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Administrative Agent, Lead Arranger and Sole Bookrunner; and General Electric Capital Corporation, as Syndication Agent (the “First Lien Credit Agreement”); and (2) its second lien senior secured credit facility with certain lenders and The Bank of New York, as Administrative Agent (the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”).
     The Company and its lenders amended the First Lien Credit Agreement to waive September 30, 2006 financial covenants, impose monthly minimum EBITDA requirements for October 2006 and November 2006, increase applicable interest rates on borrowings beginning November 1, 2006, and require the Company to maintain availability under its credit facilities of at least $3.0 million. The Amendment allows the Company to prepay its second lien credit facility subject to certain provisions and requires the Company to retain a financial advisor to examine the Company’s forecast and its performance relative to its peers.
     On October 1, 2006, the Company and its lenders amended the Second Lien Credit Agreement to waive September 30, 2006 financial covenants, increase the applicable margin from 7.25% to 9.00%, amend certain covenant ratios, require the Company to maintain availability under its credit facilities of at least $3.0 million, restrict certain of the Company’s expenditures subject to maintaining certain financial ratios, and pay a fee.
     Copies of the amendments to the Credit Agreements are filed as Exhibit 10.1 and Exhibit 10.2 hereto. The foregoing description of the amendments to the Credit Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of such amendments, which is incorporated by reference herein .
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
     Exhibits.

Exhibit
Number	Exhibits

10.1
Waiver and Amendment to Credit Agreement with certain lenders; Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Administrative Agent, Lead Arranger and Sole Bookrunner; and General Electric Capital Corporation, as Syndication Agent.

10.2	Waiver and Amendment to Credit Agreement with certain lenders and The Bank of New York, as Administrative Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.
Date: November 3, 2006	By:	/s/ Paul G. Saari
Paul G. Saari
Senior Vice President, Finance and Chief Financial Officer